SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
[ ] Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for use of the Com-
[X] Definitive Proxy Statement                 mission only (as permitted by
[ ] Definitive Additional Materials            Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-12

                               CELGENE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
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(4) Date Filed:
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

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059


                                                     May 15, 2002

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Celgene Corporation (the "Company"). The Annual Meeting will be held on Tuesday, June 18, 2002, beginning at 1:00 p.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the Company's operations.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

     We appreciate your investment in Celgene Corporation and urge you to return your proxy card as soon as possible.


                                        Sincerely,


                                        John W. Jackson
                                        Chairman of the Board and
                                        Chief Executive Officer

                               CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                               ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of CELGENE CORPORATION (the "Company") will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on June 18, 2002, at 1:00 p.m., local time, for the following purposes:

     1. to elect nine directors;

     2. to ratify the appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2002; and

     3. to transact any such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 22, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

   A proxy and return envelope are enclosed for your convenience.

                                              By order of the Board of Directors

                                              JOHN W. JACKSON
                                              Chairman of the Board and
                                              Chief Executive Officer

May 15, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                    Please mark, sign and date the enclosed
                       proxy card and return it promptly
               in the enclosed self-addressed, stamped envelope.
--------------------------------------------------------------------------------

                              CELGENE CORPORATION
                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting" or "Annual Meeting") of the Company to be held on June 18, 2002, and at any adjournment or postponement thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 15, 2002.

     Only stockholders of record at the close of business on April 22, 2002, the record date for the Annual Meeting (the "Record Date"), will be entitled to notice of and to vote at the Meeting. On the Record Date the Company had outstanding 75,677,768 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Company at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the election of directors and the confirmation of the appointment of the independent certified public accountants of the Company for the current fiscal year. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote FOR the nominees for election as directors of the Company listed herein and FOR the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2002.

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality vote, but abstentions will, in effect, be votes against the ratification of the selection of independent public accountants, as this item requires the affirmative vote of a majority of the shares of Common Stock present and eligible to vote on such matters.

     All shares of Common Stock as set forth in this Proxy Statement have been adjusted to reflect the three for one split declared by the Company and paid on April 14, 2000 (the "Split").

                   MATTERS TO COME BEFORE THE ANNUAL MEETING
                       PROPOSAL ONE: ELECTION OF DIRECTORS

     At the Annual Meeting, nine directors are to be elected, each to hold office (subject to the Company's By-Laws) until the next annual meeting and until his or her successor has been elected and qualified. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of the directors and executive officers of the Company. The information concerning the nominees and their security holdings has been furnished by them to the Company.

                  NAME                   AGE                        POSITION
                  ----                   ---                        --------
John W. Jackson .......................  57   Chairman of the Board and Chief Executive Officer
Sol J. Barer, Ph.D. ...................  55   President, Chief Operating Officer and Director
Robert J. Hugin .......................  47   Chief Financial Officer, Senior Vice President and
                                               Director
Jack L. Bowman. .......................  69   Director
Frank T. Cary .........................  81   Director
Arthur Hull Hayes, Jr., M.D. ..........  68   Director
Gilla Kaplan, Ph.D. ...................  54   Director
Richard C.E. Morgan ...................  57   Director
Walter L. Robb, Ph.D. .................  74   Director

----------
     John W. Jackson has been our Chairman of the Board and Chief Executive Officer since January 1996. From February 1991 to January 1996, Mr. Jackson was President of Gemini Medical, a consulting firm that he founded and which specialized in services and investment advice to start-up medical device and biotechnology companies. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991, and served in various international positions, including Vice President - International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978. Mr. Jackson received a B.A. degree from Yale University and an M.B.A. from INSEAD, France.

     Sol J. Barer, Ph.D. has been our President since October 1993 and our Chief Operating Officer and one of our directors since March 1994. Dr. Barer was Senior Vice President - Science and Technology and Vice President/General Manager - Chiral Products from October 1990 to October 1993 and our Vice President - Technology from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University. Dr. Barer is also a director of Nobex, Inc. and Semorex, Inc. and serves on the New Jersey Commission of Science and Technology.

     Robert J. Hugin has been our Senior Vice President and Chief Financial Officer since June 1999 and was elected by the Board of Directors to serve as one of our directors in December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia.

     Jack L. Bowman, one of our directors since April 1998, served as Company Group Chairman of Johnson & Johnson from 1987 to 1994. From 1983 to 1987, Mr. Bowman served as Executive Vice President of American Cyanamid. Mr. Bowman is also a director of NeoRx Corporation, Cell Therapeutics, Inc., CytRx Corporation, Cellegy Pharmaceuticals, Targeted Genetics and Reliant Pharmaceuticals.

     Frank T. Cary has been Chairman of the Executive Committee of our Board of Directors since July 1990 and has been one of our directors since 1987. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., Lexmark International Inc. and Vion Pharmaceuticals Inc.

     Arthur Hull Hayes, Jr., M.D., one of our directors since 1995, has been President and Chief Operating Officer of MediScience Associates, a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991, and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG, and from 1981 to 1983 was Commissioner of the United States Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and Premier Research Worldwide.

     Gilla Kaplan, Ph.D., one of our directors since April 1998, is head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute at the International Center for Public Health in Newark, New Jersey, where she was appointed full Member in 2002. Dr. Kaplan will also be appointed Professor of Microbiology and Molecular Genetics at UMDNJ. Previously, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor. Dr. Kaplan is a member of numerous professional societies and has been the organizer of several major symposia on tuberculosis. Dr. Kaplan has served as an advisor to the Global Program for Vaccines and Immunization of the World Health Organization, has participated in several NIH peer review panels and is on the Editorial Board of Microbial Drug Resistances and Tubercle and Lung Disease. Dr. Kaplan is the author of more than 100 scientific publications and has received international recognition for her work. In 1995, she gave the Special Honorary Lecture at the American Society for Microbiology and in 1997 was appointed a Fellow of the American Academy of Microbiology.

     Richard C.E. Morgan, one of our directors since 1987, is the Chairman and Chief Executive Officer of VennWorks LLC and a Managing Partner of Amphion Capital Management LLC, formerly Wolfensohn Partners, L.P. Mr. Morgan serves on the Board of Directors of Quidel Corporation, Axcess Inc. and Orbisi International, Inc.

     Walter L. Robb, Ph.D., one of our directors since 1992, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Dr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Dr. Robb is Chairman of the Board of Directors of Capital District Sports. He is also a director of Mechanical Technology, Inc., Plug Power, Inc., Molecular OptoElectronics, Nextec, Cyclics and X-Ray Optical Systems.

                            ---------------------

     The Company's By-Laws provide that nominations for the election of directors may be made at any annual meeting of the stockholders: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth below.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy
(70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 2002 (i) by each director, (ii) by each of the named executive officers, (iii) by all directors and executive officers of the Company as a group and (iv) by all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock.

                                                                             AMOUNT AND
                                                                              NATURE OF
                                                                             BENEFICIAL              PERCENT
                              NAME                                            OWNERSHIP              OF CLASS
                              ----                                           -----------             --------
John W. Jackson ....................................................          1,648,129(1)(2)(3)        2.2%
Sol J. Barer, Ph.D. ...............................................             870,670(1)(2)(4)        1.1%
Robert J. Hugin ...................................................             409,296(1)(2)(5)          *
Frank T. Cary .....................................................             338,340(1)(6)             *
Arthur Hull Hayes, Jr., M.D. ......................................             165,000(1)                *
Richard C.E. Morgan ...............................................             235,270(1)(7)             *
Walter L. Robb, Ph.D. .............................................             263,500(1)(8)             *
Gilla Kaplan, Ph.D. ...............................................              90,999(1)                *
Jack L. Bowman ....................................................              93,100(1)                *
All directors and current executive officers of the Company as a
 group (nine persons) .............................................           4,114,304(9)              5.5%
FMR Corp. ("FMR") .................................................          10,989,120(10)            14.5%

----------
* Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of options within 60 days of March 31, 2002, as follows: John W. Jackson -- 841,820; Sol J. Barer -- 715,262; Robert J. Hugin -- 320,800; Frank T. Cary -- 45,000; Arthur Hull Hayes, Jr. -- 165,000; Richard C.E. Morgan -- 15,000; Walter L. Robb -- 187,000; Gilla Kaplan -- 90,999; and Jack Bowman -- 90,100. Does not include shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of options not exercisable within 60 days of March 31, 2002, as follows: John W. Jackson -- 150,000; Sol J. Barer -- 85,000; Robert J. Hugin -- 210,000; Frank T. Cary -- 10,000; Arthur Hull Hayes, Jr. -- 10,000; Richard C.E. Morgan -- 10,000; Walter L. Robb -- 10,000; Gilla Kaplan -- 10,000; and Jack L. Bowman -- 10,000.

(2) Includes shares of Common Stock reflecting matching contributions under the Company's 401(k) Plan in which the executive officers will vest within 60 days of March 31, 2002.

(3) Includes with respect to Mr. Jackson, 40,000 shares owned by a foundation in which Mr. Jackson holds a pecuniary interest.

(4) Includes with respect to Dr. Barer, 45 shares owned by the daughter of Dr. Barer, as to which shares Dr. Barer disclaims beneficial ownership.

(5) Includes with respect to Mr. Hugin, 19,200 shares owned by a family foundation in which Mr. Hugin holds a pecuniary interest.

(6) Includes with respect to Mr. Cary, 75,000 shares owned by a trust in which Mr. Cary is one of the trustees and holds a pecuniary interest.

(7) Includes with respect to Mr. Morgan, 270 shares owned by the son of Mr. Morgan, as to which shares Mr. Morgan disclaims beneficial ownership. In addition, Mr. Morgan has entered into a "prepaid forward" involving 200,000 shares of Common Stock.

(8) Includes with respect to Dr. Robb, 30,000 shares owned by a trust in which Dr. Robb is a trustee.

(9) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

(10) Information regarding FMR was obtained from a Schedule 13G, filed by FMR with the Securities and Exchange Commission. Such Schedule 13G states that, through two wholly owned subsidiaries (Fidelity Management & Research Company and Fidelity Management Trust Company), FMR beneficially owns 10,989,120 shares of Common Stock, and has sole dispositive power over all 10,989,120 shares and sole voting power over 123,300 of such shares.

DIRECTOR COMPENSATION

     Directors do not receive salaries for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Company ("Non-Employee Directors") receive $1,500 for each Board meeting attended and are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Incentive Plan, amended and restated as of June 22, 1999 and as further amended (the "Directors' Incentive Plan").

     The Directors' Incentive Plan was adopted by the Board of Directors on April 5, 1995, and approved by the Company's stockholders at the 1995 Annual Meeting of Stockholders. At the Annual Meeting of the Company held in 1997, the Director's Incentive Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 750,000 shares to 1,050,000 shares, subject to adjustment to reflect changes in capitalization. At the Annual Meeting of the Company held in 1999, the Directors' Incentive Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 1,050,000 shares to 1,800,000 shares, subject to adjustment to reflect changes in capitalization. The Directors' Incentive Plan currently provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 1,800,000 shares, subject to adjustment to reflect changes in capitalization, of Common Stock.

     Under the Directors' Incentive Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 60,000 shares of Common Stock, subject to adjustment to reflect changes in capitalization, and each new Non-Employee Director upon the date of his or her election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last Annual Meeting), subject to adjustment to reflect changes in capitalization. These options vest in full on the date of the first annual meeting of stockholders held following the date of the grant, assuming the Non-Employee Director is a director on that date.

     Each year, on and after the Annual Meeting of Stockholders, the Board of Directors may grant to any Non-Employee Director who has been elected at such Annual Meeting and, during the period between the Annual Meeting and the prior Annual Meeting, who (i) has served on a committee of the Board of Directors (but who has not served as the chairman of the Board Committee), including, but not limited to, the Executive Committee, the Audit Committee and the Compensation Committee, a non-qualified stock option to purchase up to 5,000 shares of Common Stock and (ii) has served as the chairman of the Board Committee, a non-qualified stock option to purchase up to 10,000 shares of Common Stock, subject to adjustment to reflect changes in capitalization.

     All options granted pursuant to the Directors' Incentive Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his or her service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter a director ceases to be a Non-Employee Director for any reason, or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     In 2001, pursuant to the Directors' Incentive Plan, each of Messrs. Bowman, Cary and Morgan and Drs. Hayes, Robb and Kaplan received an option to purchase 10,000 shares of Common Stock at an exercise price of $30.81 per share, the fair market value of the stock on the date of the grant.

BOARD COMMITTEES AND MEMBERSHIP

     The Company has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C. E. Morgan. The Executive Committee held one meeting in 2001. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Company, subject to certain exceptions.

     The Company has a Management Compensation and Development Committee (the "Compensation Committee") of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. The Compensation Committee held two meetings in 2001. The Compensation Committee has
(i) the full power and authority to interpret the provisions and supervise the administration of the Company's 1986 Stock Option Plan, the 1992 Long-Term Incentive Plan and the 1998 Long-Term Incentive Plan and to grant options outside of these plans, (ii) the full power and authority to administer and interpret the Company's Deferred Compensation Plan and (iii) the authority to review all matters relating to the personnel of the Company.

     The Company does not have a nominating committee. The Board of Directors held seven meetings during 2001. During 2001, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

     The Company has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Gilla Kaplan and Arthur Hull Hayes, Jr. The Audit Committee held one meeting in 2001. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy of the internal accounting controls and procedures; reviewing the independence of the auditors; reviewing the auditors' fees; and recommending the appointment of auditors to the full Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Richard Morgan, a director, was not able to timely file a Form 4 required with respect to a transaction in November 2001. All other applicable acquisitions and dispositions of Common Stock, including grants of options under the Company's Directors' Incentive Plan, the 1992 Long-Term Incentive Plan and the 1998 Long-Term Incentive Plan in 2001, were filed on a timely basis for the year 2001.

AUDIT COMMITTEE REPORT

     Pursuant to rules adopted by the Securities and Exchange Commission designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report:

                     AUDIT COMMITTEE REPORT TO STOCKHOLDERS

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to the proxy statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the December 31, 2001 consolidated financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm's independence.

     Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.


                                        Respectfully submitted,
                                        THE AUDIT COMMITTEE


                                        Walter L. Robb, Ph.D., CHAIR
                                        Gilla Kaplan, Ph.D.
                                        Arthur Hull Hayes, Jr., M.D.

AUDIT FEES

     The aggregate fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $162,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees for services rendered by KPMG LLP to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were approximately $244,000, including audit-related fees of $93,000 related to an audit of an employee benefit plan, various accounting research and consultation, and filings of SEC Registration Statements, and non audit-related fees of $151,000 related to tax compliance and planning, and due diligence services.

RECOMMENDATION OF THE BOARD OF DIRECTORS


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    FOR THE ELECTION OF EACH OF THE NOMINEES
                    ---

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information about the compensation paid, or payable, by the Company for services rendered in all capacities to the Chief Executive Officer of the Company and each of the most highly paid executive officers of the Company who earned more than $100,000, for each of the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 in which such officers were executive officers for all or part of the year.

                                                       ANNUAL                                      LONG-TERM
                                                    COMPENSATION                                  COMPENSATION
                                      -----------------------------------------   ---------------------------------------------
                                                                     OTHER         RESTRICTED     SECURITIES         ALL
           NAME AND                                                 ANNUAL            STOCK       UNDERLYING        OTHER
      PRINCIPAL POSITION       YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   AWARD(S) ($)   OPTIONS (#)   COMPENSATION ($)
      ------------------       ----   ----------   ---------   ----------------   ------------   -----------   ----------------
John W. Jackson ............. 2001     506,250      230,344      10,200 (1)            0           100,000        13,390 (2)
 Chairman and Chief           2000     372,500      338,975      14,280 (1)            0           450,000        13,390 (2)
 Executive Officer            1999     300,000      390,000      19,200 (1)            0           660,000        13,390 (2)

Sol J. Barer, Ph.D. ......... 2001     405,000      131,625      10,200 (1)            0            50,000             0
 President and Chief          2000     308,550      194,387      14,280 (1)            0           255,000             0
 Operating Officer            1999     255,833      230,250      19,200 (1)            0           210,000             0

Robert J. Hugin (3) ......... 2001     354,375       92,138      10,200 (1)            0            35,000             0
 Senior Vice President and    2000     270,500      132,545      14,280 (1)            0           180,000             0
 Chief Financial Officer      1999     127,385      168,000       7,200 (1)            0           450,000             0

----------
(1)  Reflects matching contributions under the Company's 401(k) plan.

(2)  Reflects life insurance premiums for a life insurance policy for Mr.
     Jackson.

(3)  Mr. Hugin has been employed by the Company since June 1999.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     John W. Jackson, Sol J. Barer and Robert J. Hugin (each an "Executive") are employed pursuant to substantially similar employment agreements (collectively, the "Employment Agreements") providing for their continued employment until January 1, 2003 (the period during which Executive is employed is referred to as the "Employment Period"). The Employment Period shall be automatically renewed for successive one-year terms unless the Company or Executive gives written notice to the other at least six months prior to the expiration of the Employment Period. The Employment Agreements provide Messrs. Jackson, Barer and Hugin with an initial base salary (which has been increased and which from time to time may be further increased by the Board of Directors, or a committee thereof) of $300,000, $258,000 and $240,000, respectively, per annum. In addition, each of the Employment Agreements provides for an annual target bonus in an amount equal to 65%, 45% and 35%, respectively, of Executive's base salary measured against objective criteria to be determined by the Board of Directors, or a committee thereof. The Employment Agreements also provide that Messrs. Jackson, Barer and Hugin are entitled to continue to participate in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to the Company's employees. Each of the Employment Agreements provides that if the Executive is terminated by the Company without cause or due to disability, he shall be entitled to receive a lump-sum payment in an amount equal to Executive's annual base salary and a pro rata share of Executive's annual target bonus. Upon the occurrence of a change in control (as defined in the Employment Agreements) and thereafter, each Employment Agreement also provides that if (a) at any time within one year of a change in control Executive's employment is terminated by the Company without cause or for disability or by Executive for good reason (as defined in the Employment Agreement) or (b) at any time within 90 days prior to a change in control, Executive's employment is terminated by the Company without cause or by Executive for good reason, Executive shall be entitled to receive: (i) a lump sum payment in an amount equal to three times Executive's base salary and three times Executive's highest annual bonus within the three years prior to the change in control; (ii) any accrued benefits; (iii) payment of health and welfare premiums for Executive and his dependants; and (iv) full and immediate vesting of all stock options and equity awards; provided, however, that such payment shall be reduced by any payments made to Executive prior to the change in control pursuant to Sections 10(a)(iv) and (v) of the Employment Agreements. Each Employment Agreement also provides that Executive shall be entitled to receive a gross-up payment on any payments made to Executive that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, except that a gross-up will not be made if the payments made to Executive do not exceed 105% of the greatest amount that could be paid to Executive such that the receipt of payments would not give rise to the excise tax. Each Executive is subject to a non-compete which applies during the period the Executive is employed and until the first anniversary of the date Executive's employment terminates (the non-compete applies to the second anniversary of the date Executive's employment terminates if the Executive receives change in control payments and benefits).

STOCK OPTION GRANTS FOR FISCAL 2001

     The following table provides information concerning grants of stock options to the following named executive officers in fiscal 2001.

                       OPTION GRANTS DURING FISCAL 2001

                                                                                              POTENTIAL REALIZABLE
                                                                                                    VALUE AT
                                                                                                 ASSUMED ANNUAL
                                          NUMBER OF    % OF TOTAL                             RATES OF STOCK PRICE
                                          SECURITIES     OPTIONS                                APPRECIATION FOR
                                          UNDERLYING   GRANTED TO    EXERCISE                      OPTION TERM
                               DATE OF     OPTIONS      EMPLOYEES   PRICE PER   EXPIRATION  ------------------------
             NAME               GRANT    GRANTED (1)   IN 2001(2)     SHARE        DATE          5%           10%
             ----              -------   -----------   ----------   ---------   ----------  ----------    ----------
John W. Jackson ............. 1/17/01      100,000         9.0%     $ 24.875     1/17/11    $1,564,638    $3,965,075
Sol J. Barer, Ph.D. ......... 1/17/01       50,000         4.5%     $ 24.875     1/17/11    $  782,319    $1,982,538
Robert J. Hugin ............. 1/17/01       35,000         3.1%     $ 24.875     1/17/11    $  547,623    $1,387,776

----------
(1) All options granted in 2001 were granted pursuant to the Company's 1998 Long-Term Incentive Plan. The grants to Mr. Jackson, Dr. Barer and Mr. Hugin are exercisable in annual increments of 33 1/3% of each total grant, beginning on the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant.

(2)  The total number of options granted to employees in 2001 was 1,111,450.

OPTION EXERCISES AND VALUES FOR FISCAL 2001

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 2001, and the value of outstanding and unexercised options held as of December 31, 2001. There were no stock appreciation rights exercised during 2001 and none were outstanding as of December 31, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   SHARES                           AT FISCAL YEAR-END          AT FISCAL YEAR-END(2)
                                 ACQUIRED ON        VALUE       ---------------------------   ---------------------------
             NAME               EXERCISE (#)   REALIZED ($)(1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ------------   ---------------  -----------   -------------   -----------   -------------
John W. Jackson ..............    538,870        7,829,835       473,331        436,669        5,109,239     6,819,951
Sol J. Barer , Ph.D. .........     35,034          507,432       580,108        188,334       11,311,175     2,373,153
Robert J. Hugin ..............     68,500          913,312       262,466        233,334        4,005,059     4,385,633

----------
(1) Represents the difference between the average high and low trading price of the Common Stock on the Nasdaq National Market on the date the shares were acquired and the exercise price of the options exercised multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of the Common Stock as reported by the Nasdaq National Market on December 31, 2001 of $31.92 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of outside directors.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     The Company's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

     A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, commercial and individual goals.

     The Company does not have a pension plan (other than the 401(k) Plan and the Deferred Compensation Plan) or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     On and after September 19, 2000, stock options granted to executives at the vice-president level and above contain a reload feature which provides that if
(1) the optionee exercises all or any portion of the stock option (a) at least six months prior to the expiration of the stock option, (b) while employed by the Company or its affiliates, and (c) prior to the expiration date of the 1998 Long-Term Incentive Plan and (2) the optionee pays the exercise price for the portion of the stock option so exercised or pays applicable withholding taxes by using Common Stock owned by the optionee for at least six months prior to the date of exercise, the optionee shall be granted a new stock option under the 1998 Long-Term Incentive Plan on the date all or any portion of the stock option is exercised to purchase the number of shares of Common Stock equal to the number of shares of Common Stock exchanged by the optionee to exercise the stock option or to pay withholding taxes thereon. The reload stock option will be exercisable on the same terms and conditions as apply to the original stock option except that (x) the reload stock option will become exercisable in full on the day which is six months after the date the original stock option is exercised, (y) the exercise price shall be the fair market value (as defined in the 1998 Long-Term Incentive Plan) of the Common Stock on the date the reload stock option is granted and (z) the expiration of the reload stock option will be the date of expiration of the original stock option. An optionee may not reload the reload stock option unless otherwise permitted by the Compensation Committee.

     Executive and employee compensation includes salary, employment-related benefits and long-term incentive compensation:

     Salary. Salaries are set competitively relative to the biotechnology and pharmaceutical industries--industries with which the Company competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Deferred Compensation. Designated executives of the Company may elect to defer the receipt of a portion of their base salary and bonuses, the receipt of restricted stock and the delivery of stock option gains to the Company's Deferred Compensation Plan, an unfunded non-qualified deferred compensation arrangement. The Company makes a matching contribution to the Deferred Compensation Plan on behalf of certain executives in the plan at a rate specified by the Compensation Committee.

     Benefits. All employees are eligible for similar benefits, such as health, disability and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Company. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Company relies on outside compensation consultants and third-party industry surveys.

     Under the Company's 2001 incentive program, it was agreed, subject to the achievement of certain goals in 2001 by the Company, that the Company would grant at a future date options to purchase shares of Common Stock. A similar incentive program has been designed for 2002 based on attainment of corporate, business unit and individual goals. The program is open to all regular full-time employees with at least six months of service, other than the executive officers of the Company.

     Chief Executive Officer Compensation. Pursuant to Mr. Jackson's contract with the Company entered into on January 1, 2000, Mr. Jackson received a base salary of $506,250 for 2001. Mr. Jackson also received a bonus of $230,344 for 2001. Factors considered in determining Mr. Jackson's bonus included the successful attainment of several important milestones in the development of the Company's products, as well as comparisons to total compensation packages of chief executive officers at corporations within the Company's industry that are of comparable size.

     Policy with Respect to Qualify Compensation Deductibility. The Company's policy with respect to the deductibility limit of Section 162(m) of the Internal Revenue Code of 1986, as amended, generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of the Company and its stockholders. However, the Company reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate.

                                     Members of the Compensation Committee

                                     Richard C.E. Morgan, Chairman
                                     Frank T. Cary
                                     Jack L. Bowman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C. E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. Each is an outside director of the Company.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in: 1) the Company's Common Stock; 2) the Standard & Poor's 500 Index; 3) the NASDAQ Stock Market (U.S.) Index; and 4) the NASDAQ Pharmaceutical Index.

     The graph shows the value of $100 invested on December 31, 1996 in the Company's Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1996-2001.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                           AMONG CELGENE CORPORATION,
           THE S & P 500 INDEX, THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

                               [GRAPHIC OMITTED]

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG CELGENE CORPORATION, THE S & P 500 INDEX,
   THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ PHARMACEUTICAL INDEX

                                                                   Cumulative Total Return
                                          ----------------------------------------------------------------------------
                                          12/96         12/97        12/98         12/99         12/00         12/01
Celgene Corporation ................       100.00        75.84        138.20        629.21        876.49        860.85
S & P 500 ..........................       100.00       133.36        171.47        207.56        188.66        166.24
Nasdaq Stock Market (U.S.) .........       100.00       122.48        172.68        320.89        193.01        153.15
Nasdaq Pharmaceutical ..............       100.00       103.05        130.81        246.64        307.65        262.17

* $100 INVESTED ON 12/31/96 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

                       PROPOSAL TWO: INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of the Company for the current year. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for the ratification of the Board of Directors' selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

     Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                           ---

                              STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the Annual Meeting of the Company to be held in 2003 must submit the same in writing so as to be received at the executive office of the Company on or before January 2, 2003. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                  OTHER MATTERS

     Upon written request addressed to the Company's Secretary at 7 Powder Horn Drive, Warren, New Jersey 07059 from any person solicited herein, the Company will provide, at no cost, a copy of the Form 10-K Annual Report filed with the Commission for the fiscal year ended December 31, 2001.

     The Board of Directors of the Company does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                     By Order of the Board of Directors,

                                     JOHN W. JACKSON
                                     Chairman of the Board and
                                     Chief Executive Officer

May 15, 2002

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A

           Charter of the Audit Committee of the Board of Directors

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     2. Monitor the independence and performance of the Company's independent auditors.

     3.  Provide an avenue of communication among the independent auditors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASDAQ Stock Market Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

     Audit Committee members shall be appointed by the Board on recommendation of the Chairman of the Committee. If the Audit Committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet a minimum of twice a year or as often as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. Audit Committee Responsibilities and Duties

     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

     2. Review the Company's periodic and annual financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

     INDEPENDENT AUDITORS

     4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     5. Approve the fees and other significant compensation to be paid to the independent auditors.

     6. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     7. Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and general audit approach.

     8. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with Statements on Auditing Standards No. 61.

     9. Discuss with the independent auditors their observations relative to the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     LEGAL COMPLIANCE

     10. On at least an annual basis, review with the Company's outside counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     11. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     12. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                              CELGENE CORPORATION

                                      PROXY

         The undersigned hereby appoints John W. Jackson and Sol J. Barer, and each of them, with power of substitution and resubstitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 18, 2002, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) AND (2)

1. ELECTION OF DIRECTORS
   [ ] FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY
       (except as marked to the contrary)        to vote for all nominees listed


 John W. Jackson, Sol J. Barer, Robert J. Hugin, Jack L. Bowman, Frank T. Cary,
    Arthur Hull Hayes, Jr., Gilla Kaplan, Richard C.E. Morgan, Walter L. Robb

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

-------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

            [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

[ ] I will attend the meeting         [ ] I will not attend the meeting

Note: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

                                                Dated:
                           ___________________________________________
                           ___________________________________________
                           ___________________________________________
                                                (Signature)

                                          PLEASE MARK, SIGN, DATE AND
                                          RETURN THIS PROXY PROMPTLY USING
                                          THE ENCLOSED ENVELOPE.